SECURITIES AND EXCHANGE COMMISSION



                        WASHINGTON, D.C. 20549

              __________________________________________


                               FORM 8-K
                            CURRENT REPORT


                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934



Date of Report                                  February 28, 1994
(Date of Earliest Event Reported)



                  COLUMBIA/HCA HEALTHCARE CORPORATION
        (Exact name of Registrant as specified in its Charter)


                               DELAWARE
                       (State of Incorporation)




 001-11239                                               75-2497104
(Commission                                          (I.R.S. Employer
File Number)                                         Identification No.)





201 West Main Street, Louisville, Kentucky                 40202
(Address of principal executive offices)                 (Zip Code)





                            (502) 572-2000
         (Registrant's telephone number, including area code)

ITEM 5.        OTHER EVENTS

        On February 28, 1994, Columbia/HCA Healthcare Corporation (the "Company") announced its operating results for the fourth quarter and year ended December 31, 1993. A copy of the press release issued by the Company on February 28, 1994, and related financial information, is attached hereto as Exhibit 20, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

        (c) Exhibits.

        Exhibit 20. Copy of the Company's press release dated February 28, 1994 and related financial information.


                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



COLUMBIA/HCA HEALTHCARE CORPORATION



RICHARD A. LECHLEITER
Vice President and Controller


DATED:  March 1, 1994